UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2010

Winner Medical Group Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-16547	33-0215298
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
People’s Republic of China
 (Address of Principal Executive Offices)

(86-755) 28138888
Registrant’s Telephone Number, Including Area Code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 16, 2010, the NASDAQ Stock Market LLC (the “Exchange”) informed Winner Medical Group Inc., a Nevada corporation (the “Company”), that the Exchange had approved the listing of the Company’s common stock on the Nasdaq Global Market.  The Company expects that its common stock will cease trading on the NYSE Amex LLC (the “Amex”) and commence trading on the Nasdaq Global Market on April 6, 2010, under the ticker symbol “WWIN.”

The Company’s transfer of the listing of its common stock from the Amex to the Nasdaq Global Market was authorized by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d)                            Exhibits

Exhibit No	Description
99.1	Press Release of Winner Medical Group Inc. dated March 19, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: March 19, 2010	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

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